UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2026

FASTENAL COMPANY
(Exact name of registrant as specified in its charter)

Minnesota	0-16125	41-0948415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Theurer Boulevard, Winona, Minnesota	55987-1500
(Address of principal executive offices)	(Zip Code)

(507) 454-5374
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	FAST	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 23, 2026, Fastenal Company (the 'Company') held its annual meeting of shareholders (the 'Annual Meeting') in Winona, Minnesota. As of the record date for the Annual Meeting, there were 1,148,328,513 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. There were 1,055,737,147 shares of Common Stock represented in person or by proxy at the Annual Meeting; therefore, a quorum was present. The following is a brief summary of each matter voted upon at the Annual Meeting:
•Proposal #1 – Election of directors. The election of a board of directors consisting of eleven members to serve until the next regular meeting of shareholders and until their successors have been elected and qualified. The voting results were as follows:

Names of Directors	Total Number of Votes For	Total Number of Votes Against	Total Number of Votes Abstaining
Scott A. Satterlee	881,890,335	29,399,818	25,035,006
Michael J. Ancius	882,507,870	51,042,043	2,775,246
Stephen L. Eastman	858,275,806	75,185,886	2,863,467
Brady D. Ericson	931,052,248	2,307,295	2,965,616
Daniel L. Florness	931,368,456	4,037,299	919,404
Rita J. Heise	890,567,621	44,329,841	1,427,697
Hsenghung Sam Hsu	903,595,938	29,256,855	3,472,366
Daniel L. Johnson	890,405,101	42,898,065	3,021,993
Sarah N. Nielsen	923,549,565	9,939,164	2,836,430
Irene A. Quarshie	901,410,446	31,532,414	3,382,299
Reyne K. Wisecup	914,010,278	21,039,456	1,275,425
There were 119,411,988 broker non-votes.
Based on the votes set forth above, all of the foregoing persons were elected to serve until the next regular meeting of shareholders or until their successors have been elected and qualified.
•Proposal #2 – Ratification of appointment of independent registered public accounting firm for the fiscal year ending December 31, 2026. The voting results were as follows:

For	Against	Abstain
1,053,383,717	1,233,639	1,119,791
Based on the votes set forth above, the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified by the Company's shareholders.
•Proposal #3 – An advisory vote on a non-binding resolution to approve the compensation of the Company's named executive officers as disclosed in the proxy statement for the Annual Meeting. The voting results were as follows:

For	Against	Abstain
831,817,569	102,483,487	2,024,103
There were 119,411,988 broker non-votes.
Based on the votes set forth above, the resolution for the approval, on an advisory basis, of the compensation of the Company's named executive officers was adopted by the Company's shareholders.
•Proposal #4 – Approval of the Fastenal Company Employee Restricted Stock Unit Plan. The voting results were as follows:

For	Against	Abstain
904,584,327	30,000,961	1,739,871
There were 119,411,988 broker non-votes.
Based on the votes set forth above, the resolution for the approval of the Fastenal Company Employee Restricted Stock Unit Plan was adopted by the Company's shareholders.

•Proposal #5 – Approval of the Fastenal Company Non-Employee Director Stock and Restricted Stock Unit Plan. The voting results were as follows:

For	Against	Abstain
919,667,718	14,400,102	2,257,339
There were 119,411,988 broker non-votes.
Based on the votes set forth above, the resolution for the approval of the Fastenal Company Non-Employee Director Stock and Restricted Stock Unit Plan was adopted by the Company's shareholders.
•Proposal #6 – Consideration of the shareholder proposal relating to an EEO-1 report disclosure policy. The voting results were as follows:

For	Against	Abstain
203,889,257	680,787,660	51,648,242
There were 119,411,988 broker non-votes.
Based on the votes set forth above, the shareholder proposal relating to an EEO-1 reporting disclosure policy was not adopted by the Company's shareholders.
Item 9.01. Financial Statements and Exhibits.
INDEX TO EXHIBITS

Exhibit Number	Description of Document

10.1	Fastenal Company Employee Restricted Stock Unit Plan

10.2	Fastenal Company Non-Employee and Director Stock and Restricted Stock Unit Plan

104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fastenal Company
(Registrant)

April 24, 2026	By:	/s/ SHERYL A. LISOWSKI
(Date)		Sheryl A. Lisowski Executive Vice President - Chief Accounting Officer and Treasurer